Exhibit 99.4

















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                              July 17, 2006





Mr. James K. Toomey
Chairman of the Board of Directors
Coast Financial Holdings, Inc.
1301 - 6th Avenue West, Third Floor
Bradenton, FL  34205

     Re:  Resignation
          -----------

Dear Mr. Toomey:

     I hereby resign from the Board of Directors of Coast
Financial Holdings, Inc. ("CFHI"), Coast Bank of Florida, and all of their affiliates, effective July 17, 2006. These resignations shall permanently sever my relationship with CFHI and its related entitles as of the effective date of my resignation.


                              Sincerely,

                              /s/ Brian P. Peters
                              --------------------------
                              Brian P. Peters







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